                                                                   EXHIBIT 10.18

                            LESLIE'S POOLMART, INC.

                        1998 INCENTIVE STOCK OPTION PLAN

     1.  PURPOSE.
         -------

     The Plan is intended to provide an opportunity to key employees of the Corporation and its Subsidiaries to acquire Nonvoting Common Stock of the Corporation pursuant to Incentive Stock Options and Nonstatutory Stock Options in order to encourage such persons to remain in the employ of the Corporation.

     2.  DEFINITIONS.  Unless otherwise defined herein or the context otherwise
         -----------
requires, the capitalized terms used herein shall have the following meanings:

          (a) "Administrator" shall mean the Board or the Committee, whichever
               -------------
shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

          (b) "Board" shall mean the Board of Directors of the Corporation.
               -----

          (c) "Change-in-Control" shall have the meaning given to that term in
               -----------------
the Stockholders Agreement.

          (d) "Class I Stockholder" shall have the meaning given to that term in
               -------------------
the Stockholders Agreement.

          (e) "Class II Stockholder" shall have the meaning given to that term
               --------------------
in the Stockholders Agreement.

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (g) "Commission" shall mean the Securities and Exchange Commission.
               ----------

          (h) "Committee" shall mean the committee appointed by the Board in
               ---------
accordance with Section 4 of the Plan.

          (i) "Common Stock" shall mean the $.001 par value Common Stock of the
               ------------
Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.

          (j) "Corporation" shall mean LESLIE'S POOLMART, INC., a Delaware
               -----------
corporation.

          (k) "Disability" shall mean a medically determinable physical or
               ----------
mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death, or has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that a Disability exists.

          (1) "Employee" shall mean an individual who is employed (within the
               --------
meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

          (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Exercise Price" shall mean the price per Share of Nonvoting
               --------------
Common Stock, determined by the Administrator, at which an Option may be exercised.

          (o) "Fair Market Value" shall mean the value of one (1) Share of
               -----------------
Nonvoting Common Stock, determined as follows:

              (i) If the Shares are traded on an exchange or over-the-counter on the Nasdaq National Market (the "NNM") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), (a) if listed on an exchange, the closing price as reported for composite transactions on the business day immediately prior to the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (b) if traded on the NNM, the last sale price on the business day immediately prior to the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in the NASDAQ system;

              (ii) If the Shares are not traded on an exchange or the NNM but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the business day immediately prior to the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

              (iii) If neither clause (i) nor (ii) above applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

          (p) "Incentive Stock Option" shall mean an option described in Section
               ----------------------
422 of the Code.

          (q) "Nonstatutory Stock Option" shall mean an option granted under the
               -------------------------
Plan that is not an Incentive Stock Option.

          (r) "Nonvoting Common Stock" shall mean the $.00 I par value Nonvoting
               ----------------------
Common Stock of the Corporation, which shall be Nonvoting Common Stock for all purposes, except to the extent required by law. The Nonvoting Common Stock is convertible in certain circumstances into Common Stock as provided in the Corporation's Certificate of Incorporation, as amended.

          (s) "Option" shall mean any Incentive Stock Option or Nonstatutory
               ------
Stock Option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date. Each Option shall vest in accordance with the terms of the Plan and the applicable Option Agreement.

          (t) "Option Agreement" shall mean a written stock option agreement
               ----------------
evidencing a particular Option.

          (u) "Optionee" shall mean a Participant who has received an Option.
               --------

          (v) "Participant" shall have the meaning assigned to it in Section
               -----------
5(a) hereof.

          (w) "Plan" shall mean this LESLIE'S POOLMART, INC.  1998 Inventive
               ----
Stock Option Plan, as it may be amended from time to time.

          (x) "Purchase Price" shall mean the Exercise Price multiplied by the
               --------------
number of Shares with respect to which an Option is exercised.

          (y) "Retirement" shall mean the voluntary cessation of employment by
               ----------
an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

          (z) "Revolving Line of Credit" shall mean the Corporation's revolving
               ------------------------
line of credit with Wells Fargo Bank (or Wells Fargo Bank and BT Commercial Corporation), or any revolving line of credit substituted therefor.

          (aa) "Section 16 Participant" shall mean a Participant who is (or, in
                ----------------------
the opinion of the Administrator, may be) generally subject to the Section 16 Requirements with respect to purchases and sales of Common Stock or other equity securities of the Corporation.

          (bb) "Section 16 Requirements" shall mean those obligations and
                -----------------------
requirements imposed by Sections 16(a) and 16(b) of the Exchange Act and the rules of the Commission promulgated thereunder.

          (cc) "Securities Act" shall mean the Securities Act of 1933, as
                --------------
amended.

          (dd) "Share" shall mean one share of Nonvoting Common Stock, adjusted
                -----
in accordance with Section 10 of the Plan (if applicable).

          (ee) "Stockholders  Agreement" shall mean that certain Stockholders
                -----------------------
Agreement and Subscription Agreement dated June 11, 1997 among the Corporation, Green Equity Investors II, L.P., Richard H. Hillman, Michael J. Fourticq, Brian
P. McDermott, Greg Fourticq, Brian P. McDermott and Manette J. McDermott, the trustees of the McDermott Family Trust, Occidental Petroleum Corporation and the other persons contemplated thereby.

          (ff) "Subsidiary" shall mean any subsidiary corporation as defined in
                ----------
Section 424(f) of the Code.

     3.  EFFECTIVE DATE.
         --------------

     The Plan was adopted by the Board effective October 1, 1998, subject to approval of the Corporation's stockholders pursuant to Section 15 hereof.

     4.  ADMINISTRATION.
         --------------

     The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

     The Administrator shall from time to time at its discretion select the Employees who are to be granted Options, determine the number of Shares to be subject to Options to be granted to each Optionee and designate such Options as Incentive Stock Options or Nonstatutory Stock Options.

     A Committee or Board member shall in no event participate in any determination relating to Options held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

     5.  PARTICIPATION.
         -------------

          (a)  Eligibility.
               -----------

          The Optionees shall be such persons (collectively, "Participants"; individually, a "Participant") as the Administrator may select from among the Employees (who may be officers, whether or not they are directors of the Corporation); provided however, that the Administrator may at any time or from time to time designate one or more Employees who are directors as being ineligible for selection as Participants in the Plan for any period or periods of time in order to comply with the Section 16 Requirements.

          (b)  Ten-Percent Stockholders.
               ------------------------

          A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries, shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant, and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

          (c)  Stock Ownership.
               ---------------

          For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

          (d)  Outstanding Stock.
               -----------------

          For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

     6.  STOCK AND VESTING.
         ------------------

          (a)  Number of Shares.
               ----------------

          The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Nonvoting Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 60,000. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. The limitations established by this
Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified in that Section.

          (b)  Vesting.
               -------

          The 60,000 Shares in the aggregate subject to Options under the Plan shall vest and become exercisable with respect to each such Option in three equal annual installments (subject to rounding to the nearest whole Share) on each of the first, second and third anniversaries of the date of grant, provided the holder of such Option is then an Employee.

          (c)  Change-in-Control.
               -----------------

          Notwithstanding anything herein to the contrary, including Section 6(b) or 10 hereof, all Options outstanding under the Plan, whether or not then exercisable, shall vest and become immediately exercisable upon a Change-in-Control.

     7.  TERMS AND CONDITIONS OF OPTIONS.
         -------------------------------

          (a)  Stock Option Agreements.
               -----------------------

          Each Option shall be evidenced by an Option Agreement, substantially the form attached hereto as Exhibit A or B, as applicable, or as the Administrator shall from time to time determine. Such Option Agreements shall comply with and be subject to the terms and conditions set forth in this Section 7.

          (b)  Nature of Option.
               ----------------

          Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

          (c)  Optionee's Undertaking.
               ----------------------

          Each Optionee shall agree to be bound by the terms of, and shall become subject to, the Stockholders Agreement.

          (d)  Number of Shares.
               ----------------

          Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of
Section 10 hereof.

          (e)  Exercise Price.
               --------------

          Each Option shall state the Exercise Price. The Exercise Price shall be the Fair Market Value on the date of grant; provided however, that in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, the Exercise Price shall be one hundred ten percent (110%) of the Fair Market Value on the date of grant.

          (f) Medium and Time of Payment; Notice.
              ----------------------------------

          The Purchase Price may be paid in full by any of the following means or any combination thereof, in the discretion of the Optionee:

              (i) in cash or by personal check in United States dollars in the amount being paid;

              (ii) if the Corporation has completed an underwritten public offering of the Shares registered under the Securities Act, by the surrender of Shares, in good form for transfer to the Corporation, registered in the name of the Optionee or the successor of the Optionee and having a Fair Market Value on the date of exercise equal to the amount being paid; and

              (iii) if permitted by the terms of the Corporation's agreements and securities, by payment of at least fifty percent (50%) of the Purchase Price of the Shares being purchased in cash or by personal check and/or Shares as in subsection (ii) above and payment of the balance of the amount being paid by delivery of a full-recourse promissory note executed by the Optionee or the successor of the Optionee, which promissory note shall (a) be payable semiannually as to interest and shall bear interest at the greater of (x) the prime rate in effect on the date of exercise (as published in the Pacific Coast Edition of the Wall Street Journal) plus one percent (1%) or (y) the interest
               -------------------
rate on the Corporation's Revolving Line of Credit plus one percent (1%), (b) be payable as to principal in eight equal semi-annual installments commencing six months after exercise, and (c) be secured by a security interest in all of the Shares being purchased upon such Option exercise (which security interest shall be released ratably concurrently with amortization of principal) pursuant to which the Corporation may retain possession of certificates evidencing the Shares subject to such security interest.

          Each Optionee shall acknowledge that the Corporation may be required to withhold Federal, state and other income taxes as a result of the exercise of an Option. Therefore, as a condition to the exercise of an Option, if requested by the Corporation, the Optionee shall make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. Payment of such withholding amount shall be made, at the discretion of the Optionee, (i) by cash or personal check, (ii) if the Corporation has completed an underwritten public offering of the Shares registered under the Securities Act, by delivery of Shares registered in the name of the Optionee or its successor, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or
(iii) any combination of (i) and (ii) above.

          The Optionee shall exercise an Option by completing and delivering to the Corporation, concurrently with the payment of the Purchase Price in the manner described above, an exercise notice in such form as the Administrator shall from time to time determine.

          (g) Vesting, Term and Non-Transferability of Options.
              ------------------------------------------------

          Each Option shall state the time or times when all or part thereof becomes exercisable. No Option, including Incentive Stock Options, shall be exercisable after the expiration often (10) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable, except that an Optionee may transfer a Nonstatutory Stock Option in whole or in part without consideration, upon written notice to the Administrator, to a trustee of a revocable inter vivos trust established by the Optionee for the benefit of the Optionee during his or her lifetime. In the event of the Optionee's death, the

Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a written beneficiary designation previously presented to and accepted by the Administrator. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be void and, at the Corporation's election, may -cause all of the Optionee's rights under the Option to terminate.

          (h) Cessation of Employment (Except by Death, Disability or
              -------------------------------------------------------
Retirement).
-----------

          If an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(g) above, to exercise the Option at any time within three (3) months after cessation of employment, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. An Option Agreement may, in the sole discretion of the Administrator, but need not, provide that the Option shall cease to be exercisable on the date of such cessation of employment if such cessation arises by reason of such Employee's misconduct. An Employee shall be considered to have been terminated for misconduct if he or she resigns, is discharged or otherwise terminated, in any of such cases, on account of conviction of a felony, misappropriation of the assets of the Corporation or any Subsidiaries or any affiliate, continued or repeated insobriety or illegal drug use, continued or repeated absence from service during the usual working hours of the employee's position for reasons other than Disability or sickness, or refusal to carry out a reasonable direction of the Board or of the chief executive officer of the Corporation or of any other person designated by such chief executive officer.

          For purposes of this Section 7(h), the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the 90th day after the Optionee ceased active employment, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

          (i)  Death of Optionee.
               -----------------

          If an Optionee dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in
Section 7(g) above, at any time within twelve (12) months after the Optionee's death, by the executor or administrator of his or her estate, the Optionee's designated beneficiary, or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (j)  Disability of Optionee.
               ----------------------

          If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within twelve (12) months after such cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (k)  Retirement of Optionee.
               ----------------------

          If an Optionee ceases to be an Employee by reason of Retirement (and not on account of misconduct as determined in Section 7(h)), such Optionee shall have the right, subject to the restrictions referred to in Section 7(g) above, to exercise the Option at any time within three (3) months after cessation of employment, but only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (l)  Rights as a Stockholder.
               -----------------------

          No Optionee shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof. Each Option Agreement shall state whether such Optionee is or will become a Class I Stockholder or a Class II Stockholder upon the exercise thereof. The Stockholders Agreement specifies certain respective rights of Class I Stockholders and Class II Stockholders.

          (m)  Modification, Extension and Renewal of Options.
               ----------------------------------------------

          Within the limitations of the Plan, the Administrator may modify an Option, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

          (n)  Other Provisions.
               ----------------

          An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator may, in its discretion, deem advisable.

     8.  LIMITATION OF ANNUAL AWARDS.
         ---------------------------

     The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries, shall not exceed $100,000.

     9.  TERM OF PLAN.
         ------------

     Options may be granted pursuant to the Plan until the tenth anniversary of the effective -date referred to in Section 3.

     10.  EFFECT OF CERTAIN EVENTS.
          ------------------------

          (a)  Adjustments.
               -----------

          If the outstanding shares of Nonvoting Common Stock are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, Nonvoting Common Stock dividend or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Corporation are sold, then the Administrator shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options therefore granted under this Plan and the exercise price of such Options, and (ii) the maximum number and type of shares or other securities that may be issued pursuant to Options thereafter granted under this Plan provided, however, that notwithstanding the foregoing, such aggregate number of Shares shall be subject to adjustment under this Section 10(a) only to the extent that such will not affect the status of any Options intended to qualify as "performance based compensation" under Section 162(m) of the Code and will not cause Incentive Stock Options to be treated as Nonstatutory Stock Options.

          (b)  Merger, Sale of Assets, Liquidation.
               -----------------------------------

          If the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Nonvoting Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells or disposes of all or substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation or entity, this Plan and each Option shall terminate upon the effectiveness of such transaction if, but only if, the Optionee will be entitled to receive and receives, in exchange for the Shares issued upon the exercise of such Option prior to such effectiveness, along with all other holders of Nonvoting Common Stock, (i) cash, (ii) fully marketable securities (subject only, in the case of an Optionee that is an affiliate of the Corporation, any restriction imposed by generally accepted accounting principles on the disposition of capital stock received in such transaction in order that such transaction may be accounted for as a pooling of interests), or (iii) any combination of cash and fully marketable securities, in each case for the same per share consideration and in the same ratio as all other holders of Nonvoting Common Stock.

          An Option exercised in contemplation of the consummation of the sale of all substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

          (c)  Extraordinary Dividends.
               -----------------------

          If the Corporation declares a dividend or makes any other distribution on its Nonvoting Common Stock, other than a regular periodic cash dividend payable out of retained earnings, whether such dividend or distribution is payable in cash or kind, it shall reserve and set aside out of such dividend or distribution a sufficient sum or amount to pay to each Optionee, upon the exercise of his or her Option, and upon such exercise such Optionee shall be entitled to receive in addition to the Shares and other securities to which such Optionee would be entitled upon such exercise, the same per share amount that such Optionee would have received had such Optionee exercised such Option in full prior to the record date for the payment of such dividend or distribution and been a record holder of all Shares so issuable on such record date and on the date such dividend or distribution was paid (together with any additional cash, securities or other property to which such holder would have been entitled if he or she continued to hold such dividend or distribution from the payment date until the actual exercise of such Option).

          (d)  Adjustment Determination.
               ------------------------

          To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be as determined reasonably and in good faith by the Administrator, whose determination shall be conclusive and binding on all persons.

          (e)  Limitation on Rights.
               --------------------

          Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11.  SECURITIES LAW REQUIREMENTS.
          ---------------------------

          (a)  Legality of Issuance.
               --------------------

          No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

               (i) it and the Optionee have taken all actions required to register the offer and sale of the Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

               (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

               (iii) any other applicable provision of state or Federal law has been satisfied.

          (b)  Restrictions on Transfer; Representations of Optionee; Legends.
               --------------------------------------------------------------

          Regardless of whether the offer and sale of Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (ii) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE

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

     REASONABLE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT DATED AS OF JUNE 11, 1997, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

     Any good faith and reasonable determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

          (c)  Registration or Qualification of Securities.
               -------------------------------------------

          Except as provided in the Stockholders Agreement, the Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.

          (d)  Exchange of Certificates.
               ------------------------

          If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

     12.  AMENDMENT OF THE PLAN.
          ---------------------

     The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

          (a) Except as provided in Section 10(a), increase the number of Shares which may be issued under the Plan;

          (b) Change the designation in Section 5 with respect to the class of persons eligible to receive Options; or

          (c)  Amend this Section 12 to defeat its purpose.

     13.  AUTOMATIC CONVERSION.
          --------------------

     To the extent that the outstanding shares of Nonvoting Common Stock are automatically converted into Common Stock pursuant to the Corporation's Certificate of Incorporation, as amended, then the Shares issuable pursuant to the Plan, including without limitation, Shares which are then subject to outstanding Options, shall be Common Stock instead of Nonvoting Common Stock, without any further action on the part of the Administrator.

     14.  EXCHANGE ACT.
          ------------

     If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Administrator from time to time to the extent necessary or advisable, in the judgment of the Administrator after having consulted with Corporation's counsel, to enable Section 16 Participants to obtain the benefits of such exclusions or exemptions from the Sections 16 Requirements as may be established by the Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by the Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options, (iv) the sale of Common Stock received upon the exercise of Options, and (v) the administration of this Plan. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's stockholders unless and to the extent that, in the judgment of the Administrator after consulting with the Corporation's counsel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

     15.  APPLICATION OF FUNDS.
          --------------------

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

     16.  APPROVAL OF STOCKHOLDERS.
          ------------------------

     The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the Corporation's outstanding shares of capital stock no later than September 30, 1999. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment described in Section 12 shall also be subject to approval by the Corporation's stockholders.

     17.  EXECUTION.
          ---------

     To record the adoption of the Plan by the Board as of October 8, 1998, the Corporation has caused an authorized officer to affix the corporate name hereto.


                                         LESLIE'S POOLMART, INC.


                                         By:__________________________________
                                            Michael J. Fourticq
                                            Chairman

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